AMENDMENT AGREEMENT

dated as of 28 January 2019

(the "Amendment Agreement")

to the ISDA MASTER AGREEMENT dated as of 9 January 2008 (the "Agreement")

between

HERMES INVESTMENT MANAGEMENT LIMITED (as "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement (each such principle being a "Party A" and a "Principle")	**and**	**HSBC BANK PLC**
("Party A")		**("Party B")**

The parties have previously entered into the Agreement (as amended from time to time, and including, for the avoidance of doubt, the Schedule and the Credit Support Annex thereto) and have now agreed to amend the Agreement by the terms of this Amendment Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. **Amendments**

The Agreement is amended as follows:

1.1 Party A in Exhibit 4 is amended to read as follows:

"Hermes Investment Management Limited, acting as agent and signatory for each Principle to which Exhibit 4 applies in Annex A to the Master Agreement"

1.2 Annex A to the Schedule to the Agreement is hereby deleted in its entirety and replaced with the new Annex A attached in Attachment 1 hereto.

2. **Representations**

The parties make the representations set forth in Section 3(a)(i), (ii), (iii), (iv) and (v) of the Agreement, except that all references in those sections to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to this Amendment Agreement and the Agreement, as amended hereby

3. **Miscellaneous**

3.1 Except as specifically amended by the Amendment Agreement, the Agreement will continue in full force and effect and this Amendment Agreement will not be construed as a waiver of existing rights under the Agreement. Accordingly, for the avoidance of doubt, the provision of, or incorporated in, the Agreement relating the Entire Agreement (Section 9(a)), Amendments (Section 9(b)), Survival of Obligations (Section 9(c)), Remedies Cumulative (Section 9(d)), No Waiver of Rights (Section 9(f)), Headings (Section 9(g)), Notices (Section 12), Governing Law (Section 13(a)) and Waiver of Immunities (Section 13(d)) will also apply to this Amendment Agreement as though such provisions were set forth in full herein (except that

references in such provisions to the Agreement will be deemed to be references to this Amendment Agreement).

3.2 From and after the effective date of this Amendment Agreement, all references in the Agreement to "this Agreement" (or words or phrases of a similar meaning) will be deemed to be references to the Agreement, as amended by this Amendment Agreement.

3.3 All capitalised terms used in this Amendment Agreement but not defined herein will have the meanings set forth in the Agreement.

3.4 This Amendment Agreement and any non-contractual obligation arising out of or in relation to this Amendment Agreement will be governed by and construed in accordance with English law. All disputes arising out of or relating to this Amendment Agreement or any non-contractual obligation arising out of or relating to this Amendment Agreement shall be submitted to the jurisdiction of the English courts.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this document.

HERMES INVESTMENT MANAGEMENT LIMITED (as "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement, and in its individual corporate capacity.

By: ______________________
Name: [signature]
Title: Head of Legal
Date: 7 February 2019

HSBC BANK PLC

By: ______________________
Name: Sophie Clasby
Title: AUTHORISED SIGNATORY
Date:

Attachment I

Annex A – Principals

Name of Principles		Entity Type	Applicable CSA
1	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	Exhibit 4
3	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity Fund (formally Hermes Quant Global Equity Fund)	Irish UCITS Principal	Exhibit 4
4	Hermes Investment Funds Public Limited Company for and in respect of Hermes Emerging Markets Fund	Irish UCITS Principal	Exhibit 4
5	Hermes Investment Funds Public Limited Company for and in respect of Hermes European Alpha Equity Fund (formally Hermes Sourcecap European Alpha Fund)	Irish UCITS Principal	Exhibit 4
6	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global High Yield Credit Fund (formally Hermes Global High Yield Bond Fund)	Irish UCITS Principal	Exhibit 4
7	Hermes Investment Funds Public Limited Company for and in respect of Hermes Asia ex-Japan Equity Fund	Irish UCITS Principal	Exhibit 4
8	Hermes Investment Funds Public Limited Company for and in respect of Hermes US SMID Equity Fund	Irish UCITS Principal	Exhibit 4
9	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	Irish UCITS Principal	Exhibit 4
10	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund	Irish UCITS Principal	Exhibit 4
11	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	Irish UCITS Principal	Exhibit 4
12	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	Irish UCITS Principal	Exhibit 4
13	Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	Irish UCITS Principal	Exhibit 4
14	Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	Irish UCITS Principal	Exhibit 4
15	Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund	Irish UCITS Principal	Exhibit 4
16	Russell Investment Company Public Limited Company for and in respect of Global High Yield Fund	Irish UCITS Principal	Exhibit 4
17	Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund	Irish UCITS Principal	Exhibit 4
18	Russell Investments Institutional Funds, LLC for and in respect of Russell High Yield Bond Fund	ERISA Principal	Exhibit 4

19	GIC Private Limited	Sovereign Wealth Fund	Exhibit 4
20	Forsta AP-fonden	Swedish Pension Fund	Exhibit 4
21	Russell Investment Institutional Funds, LLC Absolute Return Fixed income	ERISA Principle	Exhibit 4
22	TJU NQ Return Seeking Fixed Income	Limited Liability Company of Delaware	Exhibit 4
23	Hermes Investment Funds Public Limited Company for and in respect of Hermes Unconstrained Credit Fund	Irish UCITS Principal	Exhibit 4
24	Fidelity Common Contractual Fund II for and in respect of Fidelity Asia Pacific ex-Japan Equity Fund	Irish UCITS Principal	Exhibit 4
25	Fidelity Common Contractual Fund II for and in respect of Fidelity Asia Pacific ex-Japan Equity Fund	Irish UCITS Principal	Exhibit 4
26	**TJU DB Return Seeking Fixed Income Fund**	**ERISA Principle**	**Exhibit 4**

ATTACHMENT II
APPENDIX I TO THE EXHIBIT 4 CREDIT SUPPORT ANNEX

Principal	Base Currency	Eligible Currency	Minimum Transfer Amount	Rounding
Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	GBP	GBP	GBP 250,00	GBP 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity Fund (formally Hermes Quant Global Equity Fund)	USD	USD	USD 250,00	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Emerging Markets Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes European Alpha Equity Fund (formally Hermes Sourcecap European Alpha Fund)	EUR	EUR	EUR 250,00	EUR 10,00
Hermes Investment Funds Public Limited Company for and in respect of Hermes Global High Yield Credit Fund (formally Hermes Global High Yield Bond Fund)	EUR	EUR	EUR 250,00	EUR 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Asia ex-Japan Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes US SMID Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of	USD	USD	USD 250,000	USD 10,000

Hermes Multi-Strategy Credit Fund				
Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	GBP	GBP	GBP 250,00	GBP 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	USD	USD	USD 250,000	USD 10,000
Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund	USD	USD	USD 250,000	USD 10,000
Russell Investment Company Public Limited Company for and in respect of Global High Yield Fund	EUR	EUR	EUR 250,00	EUR 10,000
Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund	USD	USD	USD 250,000	USD 10,000
Russell Investments Institutional Funds, LLC for and in respect of Russell High Yield Bond Fund	USD	USD	USD 250,000	USD 10,000
GIC Private Limited	USD	USD	USD 250,000	USD 10,000
Forsta AP-fonden	USD	USD	USD 250,000	USD 10,000

Russell Investment Institutional Funds, LLC Absolute Return Fixed income	USD	USD	USD 250,000	USD 10,000
TJU NQ Return Seeking Fixed Income	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Credit Fund	USD	USD	USD 250,000	USD 10,000
Fidelity Common Contractual Fund II for and in respect of Fidelity Asia Pacific ex-Japan Equity Fund	USD	USD	USD 250,000	USD 10,000
Fidelity Common Contractual Fund II for and in respect of Fidelity Asia Pacific ex-Japan Equity Fund	USD	USD	USD 250,000	USD 10,000
TJU DB Return Seeking Fixed Income Fund	**USD**	**USD**	**USD 250,000**	**USD 10,000**